------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 26, 2005


             Credit Suisse First Boston Mortgage Securities Corp.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Delaware                  333-121904              13-3320910
   ----------------------------       ------------        -------------------
   (State or other jurisdiction       (Commission          (I.R.S. Employer
         of incorporation)            File Number)        Identification No.)

        11 Madison Avenue,
        New York, New York                                       10010
   ----------------------------                              ------------
       (Address of principal                                  (Zip Code)
        executive offices)

       Registrant's telephone number, including area code (212) 325-2000
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 1   -  Registrant's Business and Operations
               ------------------------------------

Item 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

     On May 26, 2005, a pooling and servicing agreement dated as of May 1, 2005 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Registrant"), KeyCorp Real Estate Capital Markets, Inc., as master servicer, J.E. Robert Company, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing an aggregate $1,614,084,459 Certificate Principal Balance of CSFB Commercial Mortgage Trust 2005-C2, Commercial Mortgage Pass-Through Certificates, Series 2005-C2 (the "Certificates"). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-MFL, Class A-MFX, Class A-J, Class B, Class C and Class D (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-121904). The Underwritten Certificates were sold to Credit Suisse First Boston LLC, McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of May 18, 2005 (the "Underwriting Agreement") among the Depositor and the Underwriters. The mortgage loans backing the Underwritten Certificates (the "Mortgage Loans") were acquired by the Registrant from: (i) Column Financial, Inc. ("Column") as seller pursuant to a Mortgage Loan Purchase Agreement dated as of May 18, 2005 (the "Column Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by Column to the Registrant with respect to the Colunn Mortgage Loans and (ii) KeyBank National Association ("KeyBank") as seller pursuant to a Mortgage Loan Purchase Agreement dated as of May 18, 2005 (the "KeyBank Mortgage Loan Purchase Agreement", and together with the Column Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase Agreements"), which agreement contains representations and warranties made by KeyBank to the Registrant with respect to the KeyBank Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a filing previously made on May 24, 2005 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrants Form S-3 registration statement number 333-121904-02, for the CSFB Commercial Mortgage Trust 2005-C2, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the CSFB Commercial Mortgage Trust 2005-C2.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.



                                   By:  /s/ Jeffrey Altabef
                                       --------------------------------
                                       Name:   Jeffrey Altabef
                                       Title:  Vice President





Dated:  June 1, 2005